UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2007

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a), (b) Throughout 2006, Equity Residential, through its operating partnership, ERP Operating Limited Partnership (collectively with Equity Residential, the “Company”), acquired various real estate properties, including the Company’s acquisitions of the properties known as 600 Washington Street, Cove at Boynton Beach I & II, Missions at Sunbow, Tuscany at Lindbergh, The Park at Turtle Run, Estates at Wellington Green, Playa Pacifica, Kings Colony, Lincoln Green, Uptown Square, Kenwood Mews, The Gallery and San Marcos (collectively the “Properties”).  The Company is hereby filing certain financial information relating to the Properties (see Item 9.01(d) below) indicated under Rule 3-14 and Article 11 of Regulation S-X.

The Properties were acquired from unrelated third parties.  After reasonable inquiry, the Company is not aware of any material factors relating to the operations of the Properties not otherwise disclosed that would cause the reported historical financial information not to be necessarily indicative of future operating results.

Material factors considered in assessing the acquisition of the Properties included, but were not limited to, the opportunity to acquire high quality apartment properties in top United States growth markets and the following:

•                  600 Washington Street consists of 135 apartment units in a seven story mid-rise located in Manhattan’s West Village, a desirable location with some of the highest barriers to new construction in the city. The property consists of 82,356 net rentable square feet of space including 7,881 net rentable square feet of retail space.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage equal to 97%.  600 Washington Street was acquired on February 1, 2006 for a purchase price of $75.0 million.

•                  Cove at Boynton Beach I & II consists of 548 apartment units in twenty-seven three story buildings located in the heart of Palm Beach County, Florida.  The property consists of 595,212 net rentable square feet of residential space and 1,045 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 97%.  Cove at Boynton Beach I & II was acquired on February 14, 2006 for a purchase price of $96.5 million.

•                  Missions at Sunbow consists of 336 apartment units in twenty-one three story buildings located in the southern metropolitan San Diego suburb of Chula Vista.  The property consists of 336,690 net rentable square feet of residential space and 625 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 89%.  Missions at Sunbow was acquired on March 9, 2006 for a purchase price of $87.8 million.

•                  Tuscany at Lindbergh consists of 324 apartment units in eleven mid-rise buildings located in metropolitan Atlanta, in proximity to the affluent neighborhoods in and around Buckhead.  The property consists of 335,016 net rentable square feet of residential space and 553 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 96%.  Tuscany at Lindbergh was acquired on March 17, 2006 for a purchase price of $50.5 million.

•                  The Park at Turtle Run consists of 257 apartment units in fourteen three story buildings located in Coral Springs, Florida.  The property consists of 284,944 net rentable square feet of residential space and 477 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 96%.  The Park at Turtle Run was acquired on May 4, 2006 for a purchase price of $51.4 million.

•                  Estates at Wellington Green consists of 400 apartment units in twenty-seven buildings located in Wellington, a well-established and affluent city in Palm Beach County, Florida.  The property consists of 470,473 net rentable square feet of residential space and 1,014 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 93%.  Estates at Wellington Green was acquired on June 20, 2006 for a purchase price of $84.7 million.

•                  Playa Pacifica consists of 285 apartment units in eight three story buildings located in Hermosa Beach, California, one of Los Angeles’ premier beach communities.  The property consists of 169,672 net rentable square feet of residential space and 454 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 92%.  Playa Pacifica was acquired on June 21, 2006 for a purchase price of $68.5 million.

•                  Kings Colony consists of 480 apartment units in twenty buildings located in the southwest Miami-Dade County community of Kendall, which is a well established, desirable and substantially built-out area.  The property consists of 390,720 net rentable square feet of residential space and 776 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage equal to 95%.  Kings Colony was acquired on June 27, 2006 for a purchase price of $67.5 million.

•                  Lincoln Green consists of 252 apartment units within twenty-four two story wood frame garden style buildings located in Pleasant Hill, California.  The property consists of 166,306 net rentable square feet of residential space and 324 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 92%.  Lincoln Green was acquired on July 18, 2006 for a purchase price of $39.3 million.

•                  Uptown Square consists of 696 apartment units in six four story urban loft-style buildings located in the Uptown neighborhood adjacent to downtown Denver, Colorado.  The property consists of 594,760 net rentable square feet of space including 27,866 net rentable square feet of retail space.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 99%.  Uptown Square was acquired on August 15, 2006 for a purchase price of $118.0 million.

•                  Kenwood Mews consists of 141 apartment units in six buildings centrally located in Los Angeles’ premier entertainment district, Burbank.  The property consists of 132,843 net rentable square feet of residential space and 284 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 97%.  Kenwood Mews was acquired on October 19, 2006 for a purchase price of $38.7 million.

•                  The Gallery consists of 168 apartment units in five three story buildings located in Hermosa Beach, California, one of Los Angeles’ premier beach communities.  The property consists of 170,362 net rentable square feet of residential space and 255 parking spaces.  The historical and expected cash flows of the property are strong and stable and the property has an occupancy percentage greater than 98%.  The Gallery was acquired on October 24, 2006 for a purchase price of $64.6 million.

•                  San Marcos consists of 320 apartment units in eighteen garden-style buildings located in Scottsdale, Arizona.  The property consists of 314,931 net rentable square feet of residential space and 509 parking spaces.  The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 95%.  San Marcos was acquired on October 31, 2006 for a purchase price of $51.2 million.

Based on the above factors, the historical financial statements included herein relating to the acquisitions have been audited only for the Properties’ most recent fiscal years.  In addition, the Properties are directly or indirectly owned by entities that elect or have elected to be treated as real estate investment trusts (“REIT’s”) for federal income tax purposes.  Therefore, a presentation of estimated taxable operating results is not applicable.

(d)           Exhibits:

Exhibit
Number	Exhibit
23.1	Consents of Ernst & Young LLP

99.1	(a)	Financial Statements of Real Estate Operations Acquired

		(i)	600 Washington Street
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(ii)	Cove at Boynton Beach 1 & II
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(iii)	Missions at Sunbow
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(iv)	Tuscany at Lindbergh
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(v)	The Park at Turtle Run
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(vi)	Estates at Wellington Green
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(vii)	Playa Pacifica
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(viii)	Kings Colony
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(ix)	Lincoln Green
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(x)	Uptown Square
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(xi)	Kenwood Mews
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(xii)	The Gallery
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

	(xiii)	San Marcos
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

(b)		Pro Forma Financial Information

Equity Residential

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2006 (unaudited) and for the year ended December 31, 2005 (unaudited)

ERP Operating Limited Partnership

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2006 (unaudited) and for the year ended December 31, 2005 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: March 6, 2007	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: March 6, 2007	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	First Vice President, Controller and Chief Accounting Officer

ERP OPERATING LIMITED PARTNERSHIP BY: EQUITY RESIDENTIAL, ITS GENERAL PARTNER

Date: March 6, 2007	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: March 6, 2007	By:	/s/ Ian S. Kaufman

	Name:	Ian S. Kaufman

	Its:	First Vice President, Controller and Chief Accounting Officer